UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 10, 2017

COLUMBIA BANKING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

000-20288	91-1422237
(Commission File Number)	(IRS Employer Identification No.)

1301 A Street

Tacoma, WA 98402

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (253) 305-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2017, Columbia Banking System, Inc. (the “Company”) appointed Clint Stein as Executive Vice President and Chief Operating Officer of the Company and its wholly owned subsidiary, Columbia State Bank (“Columbia Bank”), effective as of July 14, 2017. Mr. Stein will fill the role vacated by Hadley Robbins, who was recently named President and Chief Executive Officer. Mr. Stein will maintain his duties as Chief Financial Officer until a replacement has been named.

Mr. Stein, 45, joined the Company in 2005 as Senior Vice President and Chief Accounting Officer and was named Executive Vice President and Chief Financial Officer in 2012. Prior to joining the Company, he was Senior Vice President and Chief Financial Officer for Albina Community Bank in Portland, Oregon.

There are no arrangements or understandings between Mr. Stein and any person pursuant to which he was selected as the Company’s and Columbia Bank’s Executive Vice President and Chief Operating Officer.

There are no family relationships between Mr. Stein and any of the Company’s directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer, and Mr. Stein is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Mr. Stein is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press release dated July 13, 2017 announcing appointment of Clint Stein as Executive Vice President and Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2017	COLUMBIA BANKING SYSTEM, INC.

	By:	/s/ Kumi Y. Baruffi
Kumi Y. Baruffi Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 13, 2017 announcing appointment of Clint Stein as Executive Vice President and Chief Operating Officer.